Exhibit 10.20

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,

HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

SOLICITATION, OFFER AND AWARD

1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700) | RATING | PAGE 1 OF PAGES 36

2. CONTRACT NUMBER	3. SOLICITATION NUMBER	4. TYPE OF SOLICITATION	5. DATE ISSUED	6. REQUISITION/PURCHASE NUMBER
N68936-05-C-0028	N68936-05-R-0010	☐ SEALED BID (IFB) ☒ NEGOTIATED (RFP)	29 Nov 2004	SEE SCHEDULE

7. ISSUED BY CODE N68936	8. ADDRESS OFFER TO *(If other than Item 7)*
CDR NAWCWD CODE 220000D ATTN: [*] [*] [*] FAX: [*]	See Item 7 TEL: FAX:

NOTE: In sealed bid solicitations "offer" and "offeror" mean "bid" and "bidder".

SOLICITATION

9. Sealed offers in original and 1 copies for furnishing the supplies or services in the Schedule will be received at the place specified in Item 8, or if handcarried, in the depository located in see block 7 until 04:00 PM *(Hour)* local time 27 Dec 2004 *(Date)*

CAUTION - LATE Submissions, Modifications, and Withdrawals: See Section L, Provision No. 52.214-7 or 52.215-1. All offers are subject to all terms and conditions contained in this solicitation.

10. FOR INFORMATION CALL:	A. NAME	B. TELEPHONE *(NO COLLECT CALLS)* AREA CODE	NUMBER	EXT.	C. E-MAIL ADDRESS
	PEGGY A RICHTER	[*]	[*]		[*]

11. TABLE OF CONTENTS

(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)
		PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES	
X	A	SOLICITATION/CONTRACT FORM	1-3	X	I	CONTRACT CLAUSES	22-35
X	B	SUPPLIES OR SERVICES AND PRICES/COSTS	4-8			PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.	
X	C	DESCRIPTION/SPECS./WORK STATEMENT	9-13	X	J	LIST OF ATTACHMENTS	36
X	D	PACKAGING AND MARKING	14			PART IV - REPRESENTATIONS AND INSTRUCTIONS	
X	E	INSPECTION AND ACCEPTANCE	15		K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	
X	F	DELIVERIES OR PERFORMANCE	16-18				
X	G	CONTRACT ADMINISTRATION DATA	19-20		L	INSTRS., CONDS., AND NOTICES TO OFFERORS	
X	H	SPECIAL CONTRACT REQUIREMENTS	21		M	EVALUATION FACTORS FOR AWARD	

OFFER *(Must be fully completed by offeror)*

NOTE: Item 12 does not apply if the solicitation includes the provisions at 52.214-16, Minimum Bid Acceptance Period.

12. In compliance with the above, the undersigned agrees, if this offer is accepted within ______ calendar days *(60 calendar days unless a different period is inserted by the offeror)* from the date for receipt of offers specified above, to furnish any or all items upon which prices are offered at the price set opposite each item, delivered at the designated point(s), within the time specified in the schedule.

13. DISCOUNT FOR PROMPT PAYMENT *(See Section I, Clause No. 52.232-8)*

14. ACKNOWLEDGMENT OF AMENDMENTS *(The offeror acknowledges receipt of amendments to the SOLICITATION for offerors and related documents numbered and dated):*	AMENDMENT NO.	DATE	AMENDMENT NO.	DATE

15A. NAME AND ADDRESS OF OFFEROR	CODE 1XVX9 FACILITY	16. NAME AND TITLE OF PERSON AUTHORIZED TO SIGN OFFER *(Type or print)*
	HOKU SCIENTIFIC, INC. SCOTT PAUL 2153 N. KING STREET, SUITE 300 HONOLULU HI 96819-4570	

15B. TELEPHONE NUMBER AREA CODE	NUMBER	EXT.	15C. CHECK IF REMITTANCE ADDRESS IS DIFFERENT FROM ABOVE - ENTER SUCH ADDRESS IN SCHEDULE.	17. SIGNATURE	18. OFFER DATE
808	845-7800	[*]	☐		

AWARD *(To be completed by Government)*

19. ACCEPTED AS TO ITEMS NUMBERED	20. AMOUNT	21. ACCOUNTING AND APPROPRIATION
0001 & 0002	$2,099,999.00	See Schedule

22. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:
☒ 10 U.S.C. 2304(c)( ) ☐ 41 U.S.C. 253(c) ( )

23. SUBMIT INVOICES TO ADDRESS SHOWN IN *(4 copies unless otherwise specified)* ITEM

24. ADMINISTERED BY *(If other than Item 7)* CODE	25. PAYMENT WILL BE MADE BY CODE HQ0339
DCMA SANTA ANA 34 CIVIC CENTER PLAZA ROOM 5001 SANTA ANA CA 92701-4056	DFAS - COLUMBUS CENTER WEST ENTITLEMENT OPERATIONS PO BOX 182381 COLUMBUS OH 43218-2381

26. NAME OF CONTRACTING OFFICER *(Type or print)*	27. UNITED STATES OF AMERICA	28. AWARD DATE
[*] TEL: [*] EMAIL: [*]	/s/ Theodore W. Fiske *(Signature of Contracting Officer)*	07-Mar-2005

IMPORTANT - Award will be made on this Form, or on Standard Form 26, or by other authorized official written notice.

AUTHORIZED FOR LOCAL REPRODUCTION
Previous edition is unusable

STANDARD FORM 33 (REV. 9-97)
Prescribed by GSA - FAR (48 CFR) 53.214(c)

Section A - Solicitation/Contract Form

CLAUSES INCORPORATED BY FULL TEXT

FOR YOUR INFORMATION: The following addresses and point of contacts are provided:

Name:	Peggy Richter, Contract Specialist
Phone:	[ * ]
DSN:	[ * ]
FAX:	[ * ]
Email address:	[ * ]

U.S. Postal Service Mailing Address:
COMMANDER CODE 220000D Peggy Richter – [ * ] NAVAIRWARCENWPNDIV 429 E. BOWEN RD. MAIL STOP 4015 CHINA LAKE, CA 93555-6108

Direct Delivery Address (UPS, FedEx, etc):
COMMANDER CODE 220000D Peggy Richter NAVAIRWARCENWPNDIV BLDG 982, MAIL STOP 4015 CHINA LAKE, CA 93555-6108

Name:	Theodore Fiske, Contracting Officer
Phone:	[ * ]
DSN:	[ * ]
FAX:	[ * ]
Email address:	[ * ]
U.S. Postal Service Mailing Address:
COMMANDER CODE 220000D Theodore Fiske – [ * ]) NAVAIRWARCENWPNDIV 429 E. BOWEN RD. MAIL STOP 4015 CHINA LAKE, CA 93555-6108

Direct Delivery Address (UPS, FedEx, etc):
COMMANDER CODE 220000D Theodore Fiske NAVAIRWARCENWPNDIV BLDG 982, MAIL STOP 4015 CHINA LAKE, CA 93555-6108

Technical contact:

Name: Charles “Chuck” Combs

Phone: [ * ] FAX

email address: [ * ]

Us postal mailing address:

Commander

[ * ] Charles “Chuck” Combs — [ * ]

Naval Air Warfare Center, Weapons Division

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS

BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO

RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

429 E. Bowen Road, mail stop 4010

China Lake, CA 93555

ATTENTION-IMPORTANT MODIFICATION NUMBERING INFORMATION:

Bilateral Modifications issued by the Department of Defense agencies are no longer assigned an official “P0000” number until the contracting officer has released/signed the modification. This change is a result of the Defense Finance and Accounting Service (DFAS) Business Management Modernization Program (BMMP) requirement that modifications are to be released in numerical order without skipping any “P0000” numbers.

To accommodate this change the Standard Procurement System (SPS) now assigns a unique Modification Control Number (MCN) to each modification when it is created. The MCN was established for contractors to track the approved version of the modification. This number, unique to the modification, is included on both the draft modification and the released/signed modification. The MCN can be found in Block 14 of all modifications. The use of the MCNs ensures DFAS only receives modifications in numerical order.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS

BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO

RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Section B - Supplies or Services and Prices

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001		[ * ]	Lot	[ * ]	[ * ]
PEM Fuel Cells FFP Phase I IAW SOW FOB: Origin PURCHASE REQUEST NUMBER: 0010117887

FUNDED AMOUNT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000101
FOR ACCOUNTING PURPOSES ONLY FFP This CLIN is for funding purposes only. FOB: Origin PURCHASE REQUEST NUMBER: 0010117887

				NET AMT	[ * ]
	ACRN AA CIN: 001011788700004				[ * ]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002		[ * ]	Lot	[ * ]	[ * ]
PEM Fuel Cells FFP Phase II IAW SOW. FOB: Origin PURCHASE REQUEST NUMBER: 0010117887

FUNDED AMOUNT

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS

BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO

RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000201
FOR accounting purposes only FFP for accounting purposes only FOB: Origin PURCHASE REQUEST NUMBER: 0010117887

	CIN: 000000000000000000000000000000		ACRN AA	FUNDED AMOUNT	[ * ]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0003		[ * ]	Lot	[ * ]	[ * ]
PEM Fuel Cells FFP Phase 3 IAW SOW FOB: Origin PURCHASE REQUEST NUMBER: 0010117887
FUNDED AMOUNT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000301
For accounting purposes only FFP For accounting purposes only FOB: Origin PURCHASE REQUEST NUMBER: 0010117887

	CIN: 000000000000000000000000000000		ACRN AA	FUNDED AMOUNT	[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS

BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO

RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004		[ * ]	Lot	[ * ]	[ * ]
PEM Fuel Cells FFP Phase 4 IAW SOW FOB: Origin PURCHASE REQUEST NUMBER: 0010117887

FUNDED AMOUNT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000401
For Accounting purposes only FFP For accounting purposes only FOB: Origin PURCHASE REQUEST NUMBER: 0010117887

	CIN: 000000000000000000000000000000		ACRN AA	FUNDED AMOUNT	[	* ]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0005		[ * ]	Lot	[ * ]	[ * ]
PEM Fuel Cells FFP Phase 5 IAW SOW FOB: Origin PURCHASE REQUEST NUMBER: 0010117887

FUNDED AMOUNT

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS

BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO

RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY		UNIT	UNIT PRICE	AMOUNT
000501
For Accounting purposes only FFP For Accounting purposes only FOB: Origin PURCHASE REQUEST NUMBER: 0010117887
	CIN: 000000000000000000000000000000			ACRN AA	FUNDED AMOUNT	[	* ]

ITEM NO	SUPPLIES/SERVICES	QUANTITY		UNIT	UNIT PRICE	AMOUNT
000502
For Accounting purposes only FFP For Accounting purposes only FOB: Origin PURCHASE REQUEST NUMBER: 0010117887-0001
	CIN: 001011788700005			ACRN AA	FUNDED AMOUNT	[	* ]

ITEM NO	SUPPLIES/SERVICES	QUANTITY		UNIT	UNIT PRICE	AMOUNT
0006		[	* ]	Lot		[	* ]
Data FFP Data in accordance with Statement of Work. [ * ]. FOB: Destination PURCHASE REQUEST NUMBER: 0010117887
FUNDED AMOUNT

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS

BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO

RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0007		[ * ]	[ * ]	[ * ]	[ * ]
OPTION	OPTION 1 construction of fuel cells FFP Construction of 11 1 kilowatt fuel cell power plants, with retrofit of the Phase 1 prototype unit IAW SOW. FOB: Origin

FUNDED AMOUNT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0008		[ * ]	[ * ]	[ * ]	[ * ]
OPTION	OPTION 2 field tests FFP Field demonstration at a Navy site through test and evaluation of results IAW SOW. FOB: Origin

FUNDED AMOUNT

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS

BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO

RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Section C - Descriptions and Specifications

STATEMENT OF WORK

Statement of Work

Proton Exchange Membrane Fuel Cell Trial

1. Program Objective

This Program is a technical validation of a new membrane electrode assembly (“MEA”) incorporating a novel non-fluorinated membrane for use in low operating temperature (“LT”) proton exchange membrane (“PEM”) fuel cells. The current industry standard membrane formulation for PEM fuel cell MEA is a polytetrafluoroethelyne (“PTFE”) based polymer. Although this formulation is the current industry standard, it does not meet the performance, durability or cost requirements that are necessary to enable the widespread commercial adoption of PEM fuel cells, and their availability for Navy applications. This Program is designed to validate Hoku MEA as an alternative to PTFE-based commercial MEA in an operating fuel cell power plant with a minimum net power output of 1 Kilowatt.

2. Applicable Documents

2.1	Government Documents - Unless otherwise specified, the issues of these documents in effect on the date of request for proposal form a part of the specification to the extent specified herein.

2.2	Non-Government Documents - Unless otherwise specified, the issues of these documents in effect on the date of request for proposal form a part of the specification to the extent specified herein.

2.2.1 National Electric Code (NEC) 2002 edition

2.2.2 Uniform Building Code, 1997 edition

2.2.3 UL-1703 (Underwriter’s Laboratory)

2.2.4 ACI 301-84 (American Concrete Institute)

2.2.5 ACI 304-85 (American Concrete Institute)

2.3	Governing Documents – Unless specifically stated otherwise, the design of all structures, equipment and foundations shall be based on applicable portions of the codes, specifications, industry standards, and other reference documents listed in section 2.2. All components shall be designed in accordance with the Uniform Building Code (UBC). All reinforced concrete work shall be in accordance with ACI 301-84 and ACI 304-85.

The internal design and configuration of the fuel cell power plants are not required to comply with the National Electrical Code and UL-1703 code/specification requirements, but any and all external interface with and connection to the fuel cell power plants are required to comply with the National Electrical Code and UL-1703.

This SOW includes a number of general and supporting specifications for equipment, material, and components. In cases of conflict between the referenced codes, standards and general specifications and this SOW, the Contractor shall notify the Contracting Officer (KO) of the conflict with suggested resolution(s) and shall not proceed until directed by the KO. The methods and materials specified herein are intended to represent minimum requirements.

3. Requirements:

The key performance objective of the proposed program is to develop and demonstrate a state-of-the-art PEM fuel cell system that incorporates Hoku MEA within IdaTech fuel cell stacks and integrated fuel cell systems with a minimum of 1 Kilowatt of net electrical output. To meet the performance objectives of the proposed program, Hoku Scientific will scale-up the Hoku Membrane and Hoku MEA geometry to a commercial size, and will optimize the materials and production processes as well as the equipment used to fabricate Hoku Membrane and Hoku MEA for use in a commercial fuel cell stack and power system.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS

BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO

RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Phase I: Engineering the MEA to the required functional size.

3.1	Hoku shall engineer the MEA to meet the size, geometrical requirements and operating conditions of the IdaTech fuel cell stack power module. Full success will be determined by a resulting MEA [ * ] (subject to IdaTech’s system requirements) using a reproducible production process. Hoku shall provide a written statement subject to Government verification and approval confirming it has met these criteria. Failure to meet these criteria will result in a technical review by the Government to assess the impact of the failure on the likelihood of overall project success and to determine the feasibility or inability of proceeding to the next task/phase.

3.2	Hoku shall test small samples of these materials in single test cells and short stacks to validate the performance of Hoku Membrane and Hoku MEA under the particular operating conditions of IdaTech’s fuel cell systems. This testing shall be conducted concurrently with the engineering work described in paragraph 3.1 above. Hoku shall provide periodic written statements to the Government summarizing the number of hours of testing completed and a qualitative evaluation of the status of testing, which shall be subject to Government verification and approval.

3.3.	Following successful scale-up of the area of Hoku Membrane and Hoku MEA, and the testing of small sizes to validate performance under IdaTech’s fuel cell system operating conditions, Hoku Scientific will manufacture Hoku Membrane and Hoku MEA in larger sizes using a reproducible production process that both meets the geometrical and active electrode area requirements and satisfies the performance metrics of IdaTech’s fuel cell stacks. Confirmation of the achievement of the foregoing objectives shall be provided in writing by Hoku and subject to Government verification and approval.

3.4	During Phase I, Hoku shall increase it’s volume production capabilities for Hoku Membrane and Hoku MEA that meet the functional requirements of IdaTech. This will include testing and evaluating volume manufacturing processes and producing higher volumes of Hoku Membrane and Hoku MEA to validate the reproducible production process for Hoku Membrane and Hoku MEA at higher volumes. Hoku shall provide written notice to the Government upon validation of the production process for Government review and approval. Phase I shall be considered successful upon this approval.

Phase II testing

3.5	Long-term performance and lifetime testing of MEA in a single cell and stack configurations. Testing will be performed by the Contractor throughout the duration of the contract period, running concurrently with the other Phases and with Option 1 and Option 2 if the Government exercises such options. Such testing may include fuel cell stacks with net electrical power output of up to [ * ]. Hoku shall provide periodic written statements to the Government summarizing the status of the testing, which shall be subject to Government review and approval. Success will be determined by evaluating the performance and lifetime of the MEA under various simulated fuel cell operating conditions based on the technical requirements as determined by Hoku and reviewed & accepted by the Government. Failure to meet the technical criteria will result in a technical review by the Government to assess the impact of the failure on the likelihood of overall project success and to determine the feasibility or inability of proceeding to the next task/phase.

Phase III Integration of MEA into a 1 kilowatt fuel cell stack

3.6	Following the development and engineering of large-scale Hoku MEA, Hoku Scientific shall integrate the Hoku MEA into IdaTech’s 1 kilowatt fuel cell stack. This work may involve several iterations and rebuilds of the fuel cell stack and Hoku MEA, as well as testing of the stack and its components. The goal is to engineer a fuel cell stack with net power output of at least 1 kilowatt using IdaTech’s commercial fuel cell stack configuration and Hoku MEA. Success will be determined by the MEA & fuel cell stack being testable with a net output of at least 1 kilowatt. Hoku Scientific shall provide written confirmation that the criteria have been achieved which shall be reviewed and approved by the Government within ten (10) working days of receipt. Failure to meet these criteria will result in a technical review by the Government to assess the impact of the failure on the likelihood of overall project success and to determine the feasibility or inability of proceeding to the next task/phase.

Phase IV: Prototype Design

3.7	The contractor shall develop a preliminary design for a 1 kilowatt power plant, including a Functional Requirements Specification (FRS), drawings, bills of materials, interface drawings, and Process & Instrumentation Diagrams. The contractor will establish a Program Management & Safety Plan. A final design review of the 1 kilowatt power plant will be conducted at this time, with attendance and participation by the Government. Success will be determined by Government review and acceptance of the design and specifications.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS

BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO

RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

A key aspect of acceptance of the design by the Government is its ability to adequately protect both personnel and all equipment connected to it upon field demonstration if Option 2 is exercised by the Government.

Phase V: Prototype Construction and Testing

3.8	The buildup of a prototype 1 kilowatt fuel cell power plant. Hoku Scientific shall build a prototype 1 kilowatt power plant incorporating the fuel cell stack with Hoku MEA, and will perform engineering testing to an established test plan. Design definition and test planning will be updated by the contractor based on engineering test results. The power plant design will include the fuel cell stack with Hoku MEA, the IdaTech fuel processor, and the balance of plant, which will include a remote reading digital power meter, and all support devices and structures necessary to safeguard the plant and Navy personnel. The contractor shall prepare an operational manual, spare parts kit, maintenance schedule and procedures. Following construction, the contractor shall subject the prototype power plant to a standardized and documented testing protocol, as reviewed and agreed upon by the Government, to verify that the system conforms to the FRS with Navy representatives invited to witness testing. Success will be determined by test & demonstration of a functional prototype.

OPTION 1 (this section shall apply only if the Government exercises the option 1)

3.9	The Contractor shall construct of 11 1 kilowatt fuel cell power plants, including retrofit of the Phase 1 prototype unit as the 12th unit. Success will be determined by successfully manufacturing the power plants. These power plants will be manufactured using best practices in part procurement, inventory management, and work direction using a manufacturing control plan. The prototype power plant developed in Phase I will also be retrofitted under the same process bringing it to the same level of demonstration readiness as the eleven production units. The units will pass a final acceptance test with representatives of Navy Region Hawaii and NAWCWD China Lake invited to witness testing. The contractor shall also prepare operational manuals, spare part kits, maintenance schedules and procedures.

OPTION 2 (this section shall apply only if the Government exercises the option 2)

3.10	The contractor shall conduct a field demonstration at a Navy site through test and evaluation of results over a period of approximately twelve (12) months. The contractor shall validate Hoku MEA in the 1 kilowatt (minimum) power plants through a total of ten field demonstrations. The two additional power plants shall be retained by the contractor as demonstration-ready replacement systems in the event that a demonstration system requires extensive maintenance, service or repair during the duration of the demonstration. The contractor shall continue testing single cells and stacks IAW Phase II of this SOW during this period of contract performance. The contractor shall develop a Site Agreement Plan detailing the business arrangements, responsibilities, maintenance intervals and emergency response procedures. This may include use of IdaTech web interactive software for the viewing and collection of process parameter data. The contractor shall provide a report on system net power output, system efficiency, system energy generated (kilowatt-hours), system run time (hours), fuel cell voltage and current, battery voltage and current (state of charge), and system state and fault information. The local Navy Energy Team shall provide on-site project support and coordination with site services: (1) securing site selection and approval, (2) coordination of project requirements with facility requirements (liaison with tenants) (3) coordination of project issues (i.e. Noise, environmental, safety, historical preservation, fire department) with Government entities (ie. Region, PWC, Federal Fire Department) and (5) coordination of electrical interconnect issues with PWC utilities / Hawaiian Electric Company (HECO). The Contractor shall coordinate the following actions with the local Navy Energy Team at the demonstration site: (1) securing site selection and approval, (2) liaison with site tenants, (3) project issues such as noise abatement and other environmental requirements, safety, security, site approval, remote data collection, historical preservation, fire protection with Government entities and (5) coordination of electrical interconnect issues with Navy Public Works Center utilities and Hawaiian Electric Company (HECO). Upon installation of each 1 kilowatt power plant, the contractor will perform a Site Acceptance Test and generate a report indicating the actual vs. planned operation. The contractor shall conduct comprehensive demonstrations of the fuel cell power plants in accordance with a Government-approved test plan. A final report will be generated analyzing both the technical and economic success of the project in reference to the stated objectives. The power plants will be maintained in the field per the agreements made in the Site Agreement Plan. At the completion of the site demonstrations Hoku Scientific will decommission each site where a power plant has been demonstrated, returning the site to its original condition. Hoku Scientific will then take and retain all of the power plant systems, including the refurbished prototype and the reserve system. Success will be determined by successfully installing the power plants at the test site and completing the testing period.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS

BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO

RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

4. Deliverables

4.1	Preliminary design for a 1 kilowatt (minimum) power plant, including a Functional Requirements Specification (FRS), drawings, bills of materials, interface drawings, and Process & Instrumentation Diagrams

4.2.	Test reports

IF OPTION 1 and OPTION 2 are exercised, the following additional deliverables shall be provided.

4.3	Design definition and test planning updated by the contractor based on engineering test results of initial prototype. Including Site agreement plan.

4.4	Test reports including test plans, test reports and final test report.

4.5	Operational manuals, spare part kits, maintenance schedules and procedures.

CLAUSES INCORPORATED BY FULL TEXT

C.33 CONTRACT DATA REQUIREMENTS LIST

Item CLIN 0002 shall be in accordance with the attached Contract Data Requirements List, CDRL, DD Form 1423, Exhibit “A” of this contract.

The data delivery requirements are subject to the following:

(1) DID DI-MCCR-81344 – Design Specification: The contractor will provide a design specification for the deliverable fuel cell power plant. Industry proprietary data will not be included in the specification. A statement of the security policy is not applicable to this project as there are no components of the project that are subject to security classification. The TCB is not applicable to this project. The intent of the Design Specification will be met as described by the DID (i.e. format of the system-level specification will comply with Section 10.2.

(2) DID DI-CMAN-80776 – Technical Data Package: The contractor team will provide a Technical Data Package in the form of a Preliminary Design Review package, and a Final Design Review package. The TDP will apply to the system-level fuel cell power plant, and will include only product drawings consistent with the intent of the DID. Section 10.2 a, c, d, e, f, and g do not apply to this acquisition.

(3) DID DI-NTDI-80566 – Test Plan: The Test Plan will apply to the deliverable system-level fuel cell system Factory Acceptance Test (FAT). The FAT will include test components associated with the performance of the fuel cell system, and any associated Human Factors components (e.g. operator and system safety requirements). The Flow Diagram (Section 10.3.3), and Special Tests (Section 10.3.9.4), Special test equipment (Section 10.3.9.9), Government test facilities (Section 10.3.9.13) are not applicable to this project.

(4) DID DI-NTDI-80809B – Test/Inspection Report: The Test/Inspection Report will apply the deliverable system-level fuel cell system FAT. Security classification does not apply. National stock number and Production item specification do not apply to this project, as the fuel cell system is a developmental item.

(5) DID DI-ILSS-81225 – Maintenance Support Plan: The minimum life cycle cost (LCC) is not applicable to this project, as the fuel cell system is a development item. The criteria for repair, Section 10.2 Part b, applies to the fuel cell system repair level only. BDAR, BIT, BITE, testability, reliability, maintainability, nuclear hardening, support equipment requirements, manpower skills and facility requirements do not apply to this fuel cell system (reference Section 10.2, part B). Section 10.2, Parts g, h, i, j, k, and l do not apply to this project.

(6) DID DI-NTDI-80809B – Test/Inspection Report: The Test/Inspection Report will apply the deliverable system-level fuel cell system FAT. Security classification does not apply. National stock number and Production item specification do not apply to this project, as the fuel cell system is a developmental item.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS

BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO

RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

C.34 CONTRACT DATA REQUIREMENTS LIST (OPTION)

Item CLIN 0002 if the option is exercised, shall be in accordance with the attached Contract Data Requirements List, CDRL, DD Form 1423, Exhibit “B” of this contract, except as noted below:

1. DID DI-CMAN-80776 – Technical Data Package

The contractor team will provide a Technical Data Package in the form of a Preliminary Design Review package, and a Final Design Review package. The TDP will apply to the system-level fuel cell power plant, and will include only product drawings consistent with the intent of the DID. Section 10.2 a, c, d, e, f, and g do not apply to this acquisition.

2. DID DI-NTDI-80566 – Test Plan

The Test Plan will apply to the deliverable system-level fuel cell system Factory Acceptance Test (FAT). The FAT will include test components associated with the performance of the fuel cell system, and any associated Human Factors components (e.g. operator and system safety requirements). The Flow Diagram (Section 10.3.3), and Special Tests (Section 10.3.9.4), Special test equipment (Section 10.3.9.9), Government test facilities (Section 10.3.9.13) are not applicable to this project.

3. DID DI-NTDI-80809B – Test/Inspection Report

The Test/Inspection Report will apply the deliverable system-level fuel cell system FAT. Security classification does not apply. National stock number and Production item specification do not apply to this project, as the fuel cell system is a developmental item.

4. DID DI-MISC-80508A – Technical Report – Study Services

Key studies regarding the fuel cell system MEA and/or fuel cell power module will be reported in accordance with this DID. All other components of the fuel cell system are COTS designated. Security classification does not apply to this DID. The technical report shall include, as a minimum, all technical parameters specified in SOW paragraph 3.9.

5. DID DI-ILSS-81225 – Maintenance Support Plan

The minimum life cycle cost (LCC) is not applicable to this project, as the fuel cell system is a development item. The criteria for repair, Section 10.2 Part b, applies to the fuel cell system repair level only. BDAR, BIT, BITE, testability, reliability, maintainability, nuclear hardening, support equipment requirements, manpower skills and facility requirements do not apply to this fuel cell system (reference Section 10.2, part B). Section 10.2, Parts g, h, i, j, k, and l do not apply to this project.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS

BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO

RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Section D - Packaging and Marking

CLAUSES INCORPORATED BY FULL TEXT

5252.247-9507 PACKAGING AND MARKING OF REPORTS (SEP 1999)

(a) All unclassified data shall be prepared for shipment in accordance with best commercial practice. Classified reports, data and documentation, if any, shall be prepared for shipment in accordance with the National Industry Security Program Operating Manual, DoD 5220.22-M.

(b) The contractor shall promptly display on the cover of each report the following information:

(1) Name and business address of contractor.

(2) Contract Number/Delivery/Task order number.

(3) Contract/Delivery/task order dollar amount.

(4) Whether the contract was competitively or non-competitively awarded;

(5) Name, code and activity of sponsoring individual.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS

BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO

RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Section E - Inspection and Acceptance

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	Origin	Government	Origin	Government
000101	Origin	Government	Origin	Government
0002	Origin	Government	Origin	Government
000201	Origin	Government	Origin	Government
0003	Origin	Government	Origin	Government
000301	Origin	Government	Origin	Government
0004	Origin	Government	Origin	Government
000401	Origin	Government	Origin	Government
0005	Origin	Government	Origin	Government
000501	Origin	Government	Origin	Government
000502	N/A	N/A	N/A	Government
0006	Origin	Government	Origin	Government
0007	Origin	Government	Origin	Government
0008	Origin	Government	Origin	Government

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS

BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO

RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Section F - Deliveries or Performance

DELIVERY INFORMATION

CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
0001	[ * ]	[ * ]	N/A FOB: Origin

000101	N/A	N/A	N/A	N/A

0002	[ * ]	[ * ]	N/A FOB: Origin

000201	N/A	N/A	N/A	N/A

0003	[ * ]	[ * ]	N/A FOB: Origin

000301	N/A	N/A	N/A	N/A

0004	[ * ]	[ * ]	N/A FOB: Origin

000401	N/A	N/A	N/A	N/A

0005	[ * ]	[ * ]	N/A FOB: Origin

000501	N/A	N/A	N/A	N/A

000502	N/A	N/A	N/A	N/A

0006	[ * ]	[ * ]	N/A FOB: Destination

0007	[ * ]	[ * ]	N/A FOB: Origin

0008	[ * ]	[ * ]	N/A FOB: Origin

CLAUSES INCORPORATED BY REFERENCE

52.242-15	Stop-Work Order	AUG 1989
52.247-34	F.O.B. Destination	NOV 1991

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS

BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO

RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

CLAUSES INCORPORATED BY FULL TEXT

5252.247-9505 TECHNICAL DATA AND INFORMATION (NAVAIR) (FEB 1995)

Technical Data and Information shall be delivered in accordance with the requirements of the Contract Data Requirements List, DD Form 1423, Exhibit A attached hereto, (but see clauses C.33 & C44) and the following:

(a) The contractor shall concurrently deliver technical data and information per DD Form 1423, Blocks 12 and 13 (date of first/subsequent submission) to all activities listed in Block 14 of the DD Form 1423 (distribution and addresses) for each item. Complete addresses for the abbreviations in Block 14 are shown in paragraph (g) below. Additionally, the technical data shall be delivered to the following cognizant codes, who are listed in Block 6 of the DD Form 1423.

(1) PCO, Code [ — see block 7 of cover page)

(2) ACO, Code [— See block 24 of cover page)

(b) Partial delivery of data is not acceptable unless specifically authorized on the DD Form 1423, or unless approved in writing by the PCO.

(c) The Government review period provided on the DD Form 1423 for each item commences upon receipt of all required data by the technical activity designated in Block 6.

(d) A copy of all other correspondence addressed to the Contracting Officer relating to data item requirements (i.e., status of delivery) shall also be provided to the codes reflected above and the technical activity responsible for the data item per Block 6, if not one of the activities listed above.

(e) The PCO reserves the right to issue unilateral modifications to change the destination codes and addresses for all technical data and information at no additional cost to the Government.

(f) Unless otherwise specified in writing, rejected data items shall be resubmitted within thirty (30) days after receipt of notice of rejection.

(g) DD Form 1423, Block 14 Mailing Addresses: :

Charles (Chuck) Combs

Tri-Service Renewable Energy Committee (TREC)

Renewable Energy (7J2000D)

Naval Air Warfare Center, Weapons Division

China Lake, CA 93555

[ * ] FAX

[ * ]

F-TXT-02 CONTRACT PERIOD OF PERFORMANCE - PHASES (CONTRACT AWARD) (MAR 2003)

(1) The estimated period of performance for Phase I will be [ * ] starting from the award of the contract.

(2) The estimated period of performance for Phase II will be [ * ] beginning [ * ] after the award of the contract and ending [ * ] after date of award.

(3) The estimated period of performance for Phase III will be [ * ] beginning approximately [ * ] after date of award and ending [ * ] after date of award.

(4) The estimated period of performance for Phase IV will be [ * ] beginning approximately [ * ] after date of award and ending [ * ] after date of award.

(5) The estimated period of performance for Phase V will be [ * ] beginning approximately [ * ] after date of award and ending [ * ] after date of award.

(6) [ * ] after contract award and upon review, the Government will decide whether to award Phase II.

(7) [ * ] after contract award and upon review, the Government will decide whether to award Phase III.

(8) [ * ] after contract award and upon review, the Government will decide whether to award Phase IV.

(9) [ * ] after contract award and upon review, the Government will decide whether to award Phase V.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS

BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO

RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

PHASE DELIVERY DATES WILL BE PROVIDED based on contractor’s proposed dates for each phase. It is anticipated that approvals for each phase will be within [ * ] days of completion of the preceding phase. The Government may, based upon contractor progress, authorize initiation of phases before completion of a preceding phase.

F-TXT-04 DELIVERY OF DATA (MAR 2003)

Data shall be delivered per the schedules and to the destinations listed in the Contract Data Requirements List, DD Form 1423, Exhibit A, and, if OPTIONS are exercised, Exhibit B. See Clause 5252.247-9505 for specifics.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS

BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO

RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Section G - Contract Administration Data

MILESTONE PAYMENTS

Milestone Payments are authorized and shall be made in accordance with the following schedule:

Government’s verification and approval that Contractor has satisfied the technical objectives described in SOW 3.1  [ * ]

Government’s verification and approval that Contractor has satisfied the technical objectives described in SOW 3.2  [ * ]

Government’s verification and approval that Contractor has satisfied the technical objectives described in SOW 3.3  [ * ]

Government’s verification and approval that Contractor has satisfied the technical objectives described in SOW 3.4  [ * ]

Government’s verification and approval that Contractor has satisfied the technical objectives described in SOW 3.6  [ * ]

Government’s review and acceptance of the design and specifications described in SOW 3.7  [ * ]

Test and demonstration of a functional prototype in accordance with SOW 3.8  [ * ]

Delivery and successful completion of final acceptance test for each fuel cell power plant in accordance with SOW 3.9  [ * ]

Upon completion of each month of demonstration in accordance with SOW 3.10  [ * ]

Grand Total†  [ * ]

*	Actual payment amount shall be the difference (if any) between the Milestone Payment and any progress payments previously paid to the Contractor by the Government.
†	Final payment shall be the difference (if any) between the Grand Total and the Milestone Payments previously paid to the Contractor by the Government, minus any additional progress payments previously paid to the Contractor but not already credited against a Milestone Payment.

ACCOUNTING AND APPROPRIATION DATA

AA: 1741319 W4TX 000 RA9N5 0 068342 2D 000000

COST CODE: 028680009000

AMOUNT: $2,099,999.00

CIN 000000000000000000000000000000: [ * ]

CIN 001011788700004: [ * ]

CIN 001011788700005: [ * ]

CLAUSES INCORPORATED BY FULL TEXT

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS

BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO

RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

5252.232-9000 SUBMISSION OF INVOICES (FIXED PRICE) (JUL 1992)

(a) “Invoice” as used in this clause does not include contractor’s requests for progress payments.

(b) The contractor shall submit original invoices with 1 copies to the address identified in the solicitation/contract award form (SF 26-Block 10; SF 33-Block 23; SF 1447-Block 14), unless delivery orders are applicable, in which case invoices will be segregated by individual order and submitted to the address specified in the order (DD 1155-Block 13 or SF 26-Block 10).

(c) The use of copies of the Material Inspection and Receiving Report (MIRP), DD Form 250, as an invoice is encouraged. DFARS Appendix F-306 provides instructions for such use. Copies of the MIRP used as an invoice are in addition to the standard distribution stated in DFARS F-401.

(d) In addition to the requirements of the Prompt Payment clause of this contract, the contractor shall cite on each invoice the contract line item number (CLIN); the contract subline item number (SLIN), if applicable; the accounting classification reference number (ACRN) as identified on the financial accounting data sheets, and the payment terms.

(e) The contractor shall prepare:

*   a separate invoice for each activity designated to receive the supplies or services.

*   a consolidated invoice covering all shipments delivered under an individual order.

X   either of the above.

(f) If acceptance is at origin, the contractor shall submit the MIRP or other acceptance verification directly to the designated payment office. If acceptance is at destination, the consignee will forward acceptance verification to the designated payment office. Unless rejected, all invoices and deliverables shall be deemed accepted fifteen (15) days after delivery.

CONTRACTOR MAY SEND ELECTRONICALLY. Electronic invoices must be in a format acceptable to the Government (WORD or Adobe Acrobat format).

5252.232-9521 PAYMENT INQUIRIES (NAVAIR) (AUG 1998)

Inquiries regarding payment should be referred to: the DFAS Vendor Pay Inquiry System (VPIS) at http://www.dfas.mil/money/vendor/. Payment information can be traced using the contract number, check number, CAGE code, DUNS number, or invoice number. The information is available for 90 days after payment is made.

G-TXT-01 ATTENTION! E-MAIL ADDRESS REQUIRED FOR DISTRIBUTION (APR 2002)

All Naval Air Warfare Center Weapons Division Contracts/ Purchase Orders and other related documents are now distributed by electronic mail.

Please provide the e-mail address to which distribution of contracts/purchase orders should be made.

E-Mail Address: [ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS

BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO

RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Section H - Special Contract Requirements

CLAUSES INCORPORATED BY FULL TEXT

252.242-7000 POSTAWARD CONFERENCE (DEC 1991)

The Contractor agrees to attend any postaward conference convened by the contracting activity or contract administration office in accordance with Federal Acquisition Regulation Subpart 42.5.

5252.210-9501 AVAILABILITY OF UNIQUE DATA ITEM DESCRIPTIONS (UDIDs) AND DATA ITEM DESCRIPTIONS (DIDs) (JULY 2003)

Access Procedures for Acquisition Management System and Data Requirements Control List (AMSDL), DoD 5010.12-L, and DIDs listed therein. The AMSDL and all DIDs and UDIDs listed therein are available online via the Acquisition Streamlining and Standardization Information System located at http://assist.daps.dla.mil. To access these documents, select the Quick Search link on the site home page. For questions regarding the site, you may contact the Special Assistance Desk at (215) 697-2179. Requests may also be made by FAX and must contain each desired AMSLD, DID, or UDID listed by document identifier (e.g., AMSDL should be listed as DoD 5010.12-L) and the requestor’s complete mailing address. A maximum of one (1) copy of each document will be issued. Requests should be faxed to (215) 697-1462.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS

BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO

RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Section I - Contract Clauses

CLAUSES INCORPORATED BY REFERENCE

52.202-1	Definitions	DEC 2001
52.203-3	Gratuities	APR 1984
52.203-5	Covenant Against Contingent Fees	APR 1984
52.203-6	Restrictions On Subcontractor Sales To The Government	JUL 1995
52.203-7	Anti-Kickback Procedures	JUL 1995
52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity	JAN 1997
52.203-10	Price Or Fee Adjustment For Illegal Or Improper Activity	JAN 1997
52.203-12	Limitation On Payments To Influence Certain Federal Transactions	JUN 2003
52.204-4	Printed or Copied Double-Sided on Recycled Paper	AUG 2000
52.209-6	Protecting the Government’s Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment	JUL 1995
52.215-2	Audit and Records—Negotiation	JUN 1999
52.215-8	Order of Precedence—Uniform Contract Format	OCT 1997
52.215-10	Price Reduction for Defective Cost or Pricing Data	OCT 1997
52.215-12	Subcontractor Cost or Pricing Data	OCT 1997
52.215-17	Waiver of Facilities Capital Cost of Money	OCT 1997
52.215-19	Notification of Ownership Changes	OCT 1997
52.215-21	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data—Modifications	OCT 1997
52.219-14	Limitations On Subcontracting	DEC 1996
52.222-3	Convict Labor	JUN 2003
52.222-4	Contract Work Hours and Safety Standards Act - Overtime Compensation	SEP 2000
52.222-21	Prohibition Of Segregated Facilities	FEB 1999
52.222-26	Equal Opportunity	APR 2002
52.222-35	Equal Opportunity For Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans	DEC 2001
52.222-36	Affirmative Action For Workers With Disabilities	JUN 1998
52.222-37	Employment Reports On Special Disabled Veterans, Veterans Of The Vietnam Era, and Other Eligible Veterans	DEC 2001
52.222-41	Service Contract Act Of 1965, As Amended	MAY 1989
52.226-1	Utilization Of Indian Organizations And Indian-Owned Economic Enterprises	JUN 2000
52.227-2	Notice And Assistance Regarding Patent And Copyright Infringement	AUG 1996
52.229-4	Federal, State, And Local Taxes (State and Local Adjustments)	APR 2003
52.230-2	Cost Accounting Standards	APR 1998
52.232-1	Payments	APR 1984
52.232-2	Payments Under Fixed-Price Research And Development Contracts	APR 1984
52.232-8	Discounts For Prompt Payment	FEB 2002
52.232-9	Limitation On Withholding Of Payments	APR 1984
52.232-11	Extras	APR 1984
52.232-25	Prompt Payment	OCT 2003

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS

BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO

RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

52.232-33	Payment by Electronic Funds Transfer—Central Contractor Registration	OCT 2003
52.233-1	Disputes	JUL 2002
52.233-3	Protest After Award	AUG 1996
52.237-3	Continuity Of Services	JAN 1991
52.242-13	Bankruptcy	JUL 1995
52.243-1 Alt V	Changes—Fixed-Price (Aug 1987) - Alternate V	APR 1984
52.244-5	Competition In Subcontracting	DEC 1996
52.244-6	Subcontracts for Commercial Items	MAY 2004
52.246-25	Limitation Of Liability—Services	FEB 1997
52.249-2	Termination For Convenience Of The Government (Fixed-Price)	MAY 2004
52.253-1	Computer Generated Forms	JAN 1991
252.203-7001	Prohibition On Persons Convicted of Fraud or Other Defense-Contract-Related Felonies	MAR 1999
252.204-7003	Control Of Government Personnel Work Product	APR 1992
252.204-7004 Alt A	Required Central Contractor Registration Alternate A	NOV 2003
252.205-7000	Provision Of Information To Cooperative Agreement Holders	DEC 1991
252.209-7004	Subcontracting With Firms That Are Owned or Controlled By The Government of a Terrorist Country	MAR 1998
252.215-7000	Pricing Adjustments	DEC 1991
252.215-7002	Cost Estimating System Requirements	OCT 1998
252.219-7003	Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan (DOD Contracts)	APR 1996
252.225-7012	Preference For Certain Domestic Commodities	JUN 2004
252.227-7015	Technical Data—Commercial Items	NOV 1995
252.227-7027	Deferred Ordering Of Technical Data Or Computer Software	APR 1988
252.227-7030	Technical Data—Withholding Of Payment	MAR 2000
252.227-7037	Validation of Restrictive Markings on Technical Data	SEP 1999
252.231-7000	Supplemental Cost Principles	DEC 1991
252.232-7003	Electronic Submission of Payment Requests	JAN 2004
252.235-7010	Acknowledgment of Support and Disclaimer	MAY 1995
252.235-7011	Final Scientific or Technical Report	SEP 1999
252.243-7001	Pricing Of Contract Modifications	DEC 1991
252.243-7002	Requests for Equitable Adjustment	MAR 1998
252.244-7000	Subcontracts for Commercial Items and Commercial Components (DoD Contracts)	MAR 2000
252.247-7023	Transportation of Supplies by Sea	MAY 2002
252.247-7024	Notification Of Transportation Of Supplies By Sea	MAR 2000

CLAUSES INCORPORATED BY FULL TEXT

52.217-7 OPTION FOR INCREASED QUANTITY—SEPARATELY PRICED LINE ITEM (MAR 1989)

The Government may require the delivery of the numbered line item, identified in the Schedule as an option item, in the quantity and at the price stated in the Schedule. The Contracting Officer may exercise the option by written notice to the Contractor within 30 days after completion of CLIN 0001. Delivery of added items shall continue at the same rate that like items are called for under the contract, unless the parties otherwise agree.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS

BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO

RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

52.219-8 UTILIZATION OF SMALL BUSINESS CONCERNS (MAY 2004)

(a) It is the policy of the United States that small business concerns, veteran-owned small business concerns, service-disabled veteran-owned small business concerns, HUBZone small business concerns, small disadvantaged business concerns, and women-owned small business concerns shall have the maximum practicable opportunity to participate in performing contracts let by any Federal agency, including contracts and subcontracts for subsystems, assemblies, components, and related services for major systems. It is further the policy of the United States that its prime contractors establish procedures to ensure the timely payment of amounts due pursuant to the terms of their subcontracts with small business concerns, veteran-owned small business concerns, service-disabled veteran-owned small business concerns, HUBZone small business concerns, small disadvantaged business concerns, and women-owned small business concerns.

(b) The Contractor hereby agrees to carry out this policy in the awarding of subcontracts to the fullest extent consistent with efficient contract performance. The Contractor further agrees to cooperate in any studies or surveys as may be conducted by the United States Small Business Administration or the awarding agency of the United States as may be necessary to determine the extent of the Contractor’s compliance with this clause.

(c) Definitions. As used in this contract—

“HUBZone small business concern” means a small business concern that appears on the List of Qualified HUBZone Small Business Concerns maintained by the Small Business Administration.

“Service-disabled veteran-owned small business concern”-

(1) Means a small business concern-

(i) Not less than 51 percent of which is owned by one or more service-disabled veterans or, in the case of any publicly owned business, not less than 51 percent of the stock of which is owned by one or more service-disabled veterans; and

(ii) The management and daily business operations of which are controlled by one or more service-disabled veterans or, in the case of a service-disabled veteran with permanent and severe disability, the spouse or permanent caregiver of such veteran.

(2) Service-disabled veteran means a veteran, as defined in 38 U.S.C. 101(2), with a disability that is service-connected, as defined in 38 U.S.C. 101(16).

“Small business concern” means a small business as defined pursuant to Section 3 of the Small Business Act and relevant regulations promulgated pursuant thereto.

“Small disadvantaged business concern” means a small business concern that represents, as part of its offer, that—

(1) It has received certification as a small disadvantaged business concern consistent with 13 CFR 124, Subpart B;

(2) No material change in disadvantaged ownership and control has occurred since its certification;

(3) Where the concern is owned by one or more individuals, the net worth of each individual upon whom the certification is based does not exceed $750,000 after taking into account the applicable exclusions set forth at 13 CFR 124.104(c)(2); and

(4) It is identified, on the date of its representation, as a certified small disadvantaged business in the database maintained by the Small Business Administration (PRO-Net).

“Veteran-owned small business concern” means a small business concern-

(1) Not less than 51 percent of which is owned by one or more veterans (as defined at 38 U.S.C. 101(2)) or, in the case of any publicly owned business, not less than 51 percent of the stock of which is owned by one or more veterans; and

(2) The management and daily business operations of which are controlled by one or more veterans.

“Women-owned small business concern” means a small business concern—

(1) That is at least 51 percent owned by one or more women, or, in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more women; and

(2) Whose management and daily business operations are controlled by one or more women.

(d) Contractors acting in good faith may rely on written representations by their subcontractors regarding their status as a small business concern, a veteran-owned small business concern, a service-disabled veteran-owned small business concern, a HUBZone small business concern, a small disadvantaged business concern, or a women-owned small business concern.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS

BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO

RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

52.227-12 PATENT RIGHTS—RETENTION BY THE CONTRACTOR (LONG FORM) (JAN 1997)

(a) Definitions. “Invention” means any invention or discovery which is or may be patentable or otherwise protectable under title 35 of the United States Code or any novel variety of plant that is or may be protectable under the Plant Variety Protection Act

(7 U.S.C. 2321, et seq.).

“Made” when used in relation to any invention means the conception or first actual reduction to practice of such invention.

“Nonprofit organization” means a domestic university or other institution of higher education or an organization of the type described in section 501(c)(3) of the Internal Revenue Code of 1954 (26 U.S.C. 501(c)) and exempt from taxation under section 501(a) of the Internal Revenue Code (26 U.S.C. 501(a)) or any nonprofit scientific or educational organization qualified under a state nonprofit organization statute.

“Practical application” means to manufacture in the case of a composition or product, to practice in the case of a process or method, or to operate in the case of a machine or system; and, in each case, under such conditions as to establish that the invention is being utilized and that its benefits are, to the extent permitted by law or Government regulations, available to the public on reasonable terms.

“Small business firm” means a small business concern as defined at section 2 of Pub. L. 85-536 (15 U.S.C. 632) and implementing regulations of the Administrator of the Small Business Administration. For the purpose of this clause, the size standards for small business concerns involved in Government procurement and subcontracting at 13 CFR 121.3-8 and 13 CFR 121.3-12, respectively, will be used.

“Subject invention” means any invention of the Contractor conceived or first actually reduced to practice in the performance of work under this contract; provided, that in the case of a variety of plant, the date of determination (as defined in section 41(d) of the Plant Variety Protection Act, 7 U.S.C. 2401(d)) must also occur during the period of contract performance.

(b) Allocation of principal rights. The Contractor may elect to retain the entire right, title, and interest throughout the world to each subject invention subject to the provisions of this clause and 35 U.S.C. 203. With respect to any subject invention in which the Contractor elects to retain title, the Federal Government shall have a nonexclusive, nontransferable, irrevocable, paid-up license to practice or have practiced for or on behalf of the United States the subject invention throughout the world.

(c) Invention disclosure, election of title, and filing of patent applications by Contractor.

(1) The Contractor shall disclose each subject invention to the Contracting Officer within 2 months after the inventor discloses it in writing to Contractor personnel responsible for patent matters or within 6 months after the Contractor becomes aware that a subject invention has been made, whichever is earlier. The disclosure to the Contracting Officer shall be in the form of a written report and shall identify the contract under which the invention was made and the inventor(s). It shall be sufficiently complete in technical detail to convey a clear understanding, to the extent known at the time of the disclosure, of the nature, purpose, operation, and physical, chemical, biological, or electrical characteristics of the invention. The disclosure shall also identify any publication, on sale, or public use of the invention and whether a manuscript describing the invention has been submitted for publication and, if so, whether it has been accepted for publication at the time of disclosure. In addition, after disclosure to the Contracting Officer, the Contractor shall promptly notify the Contracting Officer of the acceptance of any manuscript describing the invention for publication or of any on sale or public use planned by the Contractor.

(2) The Contractor shall elect in writing whether or not to retain title to any such invention by notifying the Federal agency at the time of disclosure or within 8 months of disclosure, as to those countries (including the United States) in which the Contractor will retain title; provided, that in any case where publication, on sale, or public use has initiated the 1-year statutory period wherein valid patent protection can still be obtained in the United States, the period of election of title may be shortened by the agency to a date that is no more than 60 days prior to the end of the statutory period.

(3) The Contractor shall file its initial patent application on an elected invention within 1 year after election or, if earlier, prior to the end of any statutory period wherein valid patent protection can be obtained in the United States after a publication, on sale, or public use. The Contractor shall file patent applications in additional countries (including the European Patent Office and under the Patent Cooperation Treaty) within either 10 months of the corresponding initial patent application or 6 months from the date permission is granted by the Commissioner of Patents and Trademarks to file foreign patent applications where such filing has been prohibited by a Secrecy Order.

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(4) Requests for extension of the time for disclosure to the Contracting Officer, election, and filing may, at the discretion of the funding Federal agency, be granted, and will normally be granted unless the Contracting Officer has reason to believe that a particular extension would prejudice the Government’s interest.

(d) Conditions when the Government may obtain title. The Contractor shall convey to the Federal agency, upon written request, title to any subject invention—

(1) If the Contractor elects not to retain title to a subject invention;

(2) If the Contractor fails to disclose or elect the subject invention within the times specified in paragraph (c) above (the agency may only request title within 60 days after learning of the Contractor’s failure to report or elect within the specified times);

(3) In those countries in which the Contractor fails to file patent applications within the time specified in paragraph (c) above; provided, however, that if the Contractor has filed a patent application in a country after the times specified in paragraph (c) above, but prior to its receipt of the written request of the Federal agency, the Contractor shall continue to retain title in that country; or

(4) In any country in which the Contractor decides not to continue the prosecution of any application for, to pay the maintenance fees on, or defend in reexamination or opposition proceeding on, a patent on a subject invention.

(e) Minimum rights to Contractor.

(1) The Contractor shall retain a nonexclusive, royalty-free license throughout the world in each subject invention to which the Government obtains title except if the Contractor fails to disclose the subject invention within the times specified in paragraph (c) above. The Contractor’s license extends to its domestic subsidiaries and affiliates, if any, within the corporate structure of which the Contractor is a part and includes the right to grant sublicenses of the same scope to the extent the Contractor was legally obligated to do so at the time the contract was awarded. The license is transferable only with the approval of the funding Federal agency except when transferred to the successor of that part of the Contractor’s business to which the invention pertains.

(2) The Contractor’s domestic license may be revoked or modified by the funding Federal agency to the extent necessary to achieve expeditious practical application of the subject invention pursuant to an application for an exclusive license submitted in accordance with applicable provisions in the Federal Property Management Regulations and agency licensing regulations (if any). This license shall not be revoked in that field of use or the geographical areas in which the Contractor has achieved practical application and continues to make the benefits of the invention reasonably accessible to the public. The license in any foreign country may be revoked or modified at the discretion of the funding Federal agency to the extent the Contractor, its licensees, or its domestic subsidiaries or affiliates have failed to achieve practical application in that foreign country.

(3) Before revocation or modification of the license, the funding Federal agency shall furnish the Contractor a written notice of its intention to revoke or modify the license, and the Contractor shall be allowed 30 days (or such other time as may be authorized by the funding Federal agency for good cause shown by the Contractor) after the notice to show cause why the license should not be revoked or modified. The Contractor has the right to appeal, in accordance with applicable agency licensing regulations and 37 CFR 404 concerning the licensing of Government-owned inventions, any decision concerning the revocation or modification of its license.

(f) Contractor action to protect the Government’s interest.

(1) The Contractor agrees to execute or to have executed and promptly deliver to the Federal agency all instruments necessary to (i) establish or confirm the rights the Government has throughout the world in those subject inventions to which the Contractor elects to retain title, and (ii) convey title to the Federal agency when requested under paragraph (d) above and subparagraph (n)(2) below, and to enable the Government to obtain patent protection throughout the world in that subject invention.

(2) The Contractor agrees to require, by written agreement, its employees, other than clerical and nontechnical employees, to disclose promptly in writing to personnel identified as responsible for the administration of patent matters and in a format suggested by the Contractor each subject invention made under contract in order that the Contractor can comply with the disclosure provisions of paragraph (c) above, and to execute all papers necessary to file patent applications on subject inventions and to establish the Government’s rights in the subject inventions. This disclosure format should require, as a minimum, the information required by subparagraph (c)(1) above. The Contractor shall instruct such employees through employee agreements or other suitable educational programs on the importance of reporting inventions in sufficient time to permit the filing of patent applications prior to U.S. or foreign statutory bars.

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(3) The Contractor shall notify the Federal agency of any decision not to continue the prosecution of a patent application, pay maintenance fees, or defend in a reexamination or opposition proceeding on a patent, in any country, not less than 30 days before the expiration of the response period required by the relevant patent office.

(4) The Contractor agrees to include, within the specification of any United States patent application and any patent issuing thereon covering a subject invention, the following statement: “This invention was made with Government support under (identify the contract) awarded by (identify the Federal agency). The Government has certain rights in this invention.”

(5) The Contractor shall establish and maintain active and effective procedures to assure that subject inventions are promptly identified and disclosed to Contractor personnel responsible for patent matters within 6 months of conception and/or first actual reduction to practice, whichever occurs first in performance of work under this contract. These procedures shall include the maintenance of laboratory notebooks or equivalent records and other records as are reasonably necessary to document the conception and/or the first actual reduction to practice of subject inventions, and records that show that the procedures for identifying and disclosing the inventions are followed. Upon request, the Contractor shall furnish the Contracting Officer a description of such procedures for evaluation and for determination as to their effectiveness.

(6) The Contractor agrees, when licensing a subject invention, to arrange to avoid royalty charges on acquisitions involving Government funds, including funds derived through Military Assistance Program of the Government or otherwise derived through the Government, to refund any amounts received as royalty charges on the subject invention in acquisitions for, or on behalf of, the Government, and to provide for such refund in any instrument transferring rights in the invention to any party.

(7) The Contractor shall furnish the Contracting Officer the following:

(i) Interim reports every 12 months (or such longer period as may be specified by the Contracting Officer) from the date of the contract, listing subject inventions during that period and stating that all subject inventions have been disclosed or that there are no such inventions.

(ii) A final report, within 3 months after completion of the contracted work, listing all subject inventions or stating that there were no such inventions, and listing all subcontracts at any tier containing a patent rights clause or stating that there were no such subcontracts.

(8) The Contractor shall promptly notify the Contracting Officer in writing upon the award of any subcontract at any tier containing a patent rights clause by identifying the subcontractor, the applicable patent rights clause, the work to be performed under the subcontract, and the dates of award and estimated completion. Upon request of the Contracting Officer, the Contractor shall furnish a copy of such subcontract, and no more frequently than annually, a listing of the subcontracts that have been awarded.

(9) In the event of a refusal by a prospective subcontractor to accept one of the clauses in subparagraph (g)(1) or (2) below, the Contractor (i) shall promptly submit a written notice to the Contracting Officer setting forth the subcontractor’s reasons for such refusal and other pertinent information that may expedite disposition of the matter and (ii) shall not proceed with such subcontracting without the written authorization of the Contracting Officer.

(10) The Contractor shall provide, upon request, the filing date, serial number and title, a copy of the patent application (including an English-language version if filed in a language other than English), and patent number and issue date for any subject invention for which the Contractor has retained title.

(11) Upon request, the Contractor shall furnish the Government an irrevocable power to inspect and make copies of the patent application file.

(g) Subcontracts.

(1) The Contractor shall include the clause at 52.227-11 of the Federal Acquisition Regulation (FAR), suitably modified to identify the parties, in all subcontracts, regardless of tier, for experimental, developmental, or research work to be performed by a small business firm or nonprofit organization. The subcontractor shall retain all rights provided for the Contractor in this clause, and the Contractor shall not, as part of the consideration for awarding the subcontract, obtain rights in the subcontractor’s subject inventions.

(2) The Contractor shall include this clause (FAR 52.227-12) in all other subcontracts, regardless of tier, for experimental, developmental, or research work.

(3) In the case of subcontracts, at any tier, when the prime award with the Federal agency was a contract (but not a grant or cooperative agreement), the agency, subcontractor, and the Contractor agree that the mutual obligations of the parties created by this clause constitute a contract between the subcontractor and the Federal agency with respect to those matters covered by this clause.

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(h) Reporting utilization of subject inventions. The Contractor agrees to submit on request periodic reports no more frequently than annually on the utilization of a subject invention or on efforts at obtaining such utilization that are being made by the Contractor or its licensees or assignees. Such reports shall include information regarding the status of development, date of first commercial sale or use, gross royalties received by the Contractor, and such other data and information as the agency may reasonably specify. The Contractor also agrees to provide additional reports as may be requested by the agency in connection with any march-in proceedings undertaken by the agency in accordance with paragraph (j) of this clause. To the extent data or information supplied under this paragraph is considered by the Contractor, its licensee or assignee to be privileged and confidential and is so marked, the agency agrees that, to the extent permitted by law, it shall not disclose such information to persons outside the Government.

(i) Preference for United States industry. Notwithstanding any other provision of this clause, the Contractor agrees that neither it nor any assignee will grant to any person the exclusive right to use or sell any subject invention in the United States unless such person agrees that any products embodying the subject invention will be manufactured substantially in the United States. However, in individual cases, the requirement for such an agreement may be waived by the Federal agency upon a showing by the Contractor or its assignee that reasonable but unsuccessful efforts have been made to grant licenses on similar terms to potential licensees that would be likely to manufacture substantially in the United States or that under the circumstances domestic manufacture is not commercially feasible.

(j) March-in rights. The Contractor agrees that with respect to any subject invention in which it has acquired title, the Federal agency has the right in accordance with the procedures in FAR 27.304-1(g) to require the Contractor, an assignee, or exclusive licensee of a subject invention to grant a nonexclusive, partially exclusive, or exclusive license in any field of use to a responsible applicant or applicants, upon terms that are reasonable under the circumstances, and if the Contractor, assignee, or exclusive licensee refuses such a request, the Federal agency has the right to grant such a license itself if the Federal agency determines that—

(1) Such action is necessary because the Contractor or assignee has not taken, or is not expected to take within a reasonable time, effective steps to achieve practical application of the subject invention in such field of use;

(2) Such action is necessary to alleviate health or safety needs which are not reasonably satisfied by the Contractor, assignee, or their licensees;

(3) Such action is necessary to meet requirements for public use specified by Federal regulations and such requirements are not reasonably satisfied by the Contractor, assignee, or licensees; or

(4) Such action is necessary because the agreement required by paragraph (i) of this clause has not been obtained or waived or because a licensee of the exclusive right to use or sell any subject invention in the United States is in breach of such agreement.

(k) Special provisions for contracts with nonprofit organizations. Reserved.

(l) Communications.

____________________________________________________________________________________________________________________________

(Complete according to agency instructions.)

(m) Other inventions. Nothing contained in this clause shall be deemed to grant to the Government any rights with respect to any invention other than a subject invention.

(n) Examination of records relating to inventions.

(1) The Contracting Officer or any authorized representative shall, until 3 years after final payment under this contract, have the right to examine any books (including laboratory notebooks), records, and documents of the Contractor relating to the conception or first reduction to practice of inventions in the same field of technology as the work under this contract to determine whether—

(i) Any such inventions are subject inventions;

(ii) The Contractor has established and maintains the procedures required by subparagraphs (f)(2) and (f)(3) of this clause; and

(iii) The Contractor and its inventors have complied with the procedures.

(2) If the Contracting Officer determines that an inventor has not disclosed a subject invention to the Contractor in accordance with the procedures required by subparagraph (f)(5) of this clause, the Contracting Officer may, within 60 days after the determination, request title in accordance with subparagraphs (d)(2) and (d)(3) of this clause. However, if the Contractor establishes that the failure to disclose did not result from the Contractor’s fault or negligence, the Contracting Officer shall not request title.

(3) If the Contracting Officer learns of an unreported Contractor invention which the Contracting Officer believes may be a subject invention, the Contractor may be required to disclose the invention to the agency for a determination of ownership rights.

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(4) Any examination of records under this paragraph shall be subject to appropriate conditions to protect the confidentiality of the information involved.

(o) Withholding of payment (this paragraph does not apply to subcontracts).

(1) Any time before final payment under this contract, the Contracting Officer may, in the Government’s interest, withhold payment until a reserve not exceeding $50,000 or 5 percent of the amount of the contract, whichever is less, shall have been set aside if, in the Contracting Officer’s opinion, the Contractor fails to—

(i) Establish, maintain, and follow effective procedures for identifying and disclosing subject inventions pursuant to subparagraph (f)(5) above;

(ii) Disclose any subject invention pursuant to subparagraph (c)(1) above;

(iii) Deliver acceptable interim reports pursuant to subdivision (f)(7)(i) above; or

(iv) Provide the information regarding subcontracts pursuant to subparagraph (f)(8) of this clause.

(2) Such reserve or balance shall be withheld until the Contracting Officer has determined that the Contractor has rectified whatever deficiencies exist and has delivered all reports, disclosures, and other information required by this clause.

(3) Final payment under this contract shall not be made before the Contractor delivers to the Contracting Officer all disclosures of subject inventions required by subparagraph (c)(1) above, an acceptable final report pursuant to subdivision (f)(7)(ii) above, and all past due confirmatory instruments.

(4) The Contracting Officer may decrease or increase the sums withheld up to the maximum authorized above. No amount shall be withheld under this paragraph while the amount specified by this paragraph is being withheld under other provisions of the contract. The withholding of any amount or the subsequent payment thereof shall not be construed as a waiver of any Government right.

52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es): www.arnet.gov/far/ or www.farsite.hill.af.mil/

52.252-6 AUTHORIZED DEVIATIONS IN CLAUSES (APR 1984)

(a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of “(DEVIATION)” after the date of the clause.

(b) The use in this solicitation or contract of any Defense Federal Acquisition Regulation (48 CFR Chapter 2) clause with an authorized deviation is indicated by the addition of “(DEVIATION)” after the name of the regulation.

252.227-7013 RIGHTS IN TECHNICAL DATA—NONCOMMERCIAL ITEMS (NOV 1995)

(a) Definitions. As used in this clause:

(1) “Computer data base” means a collection of data recorded in a form capable of being processed by a computer. The term does not include computer software.

(2) “Computer program” means a set of instructions, rules, or routines recorded in a form that is capable of causing a computer to perform a specific operation or series of operations.

(3) “Computer software” means computer programs, source code, source code listings, object code listings, design details, algorithms, processes, flow charts, formulae and related material that would enable the software to be reproduced, recreated, or recompiled. Computer software does not include computer data bases or computer software documentation.

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(4) “Computer software documentation” means owner’s manuals, user’s manuals, installation instructions, operating instructions, and other similar items, regardless of storage medium, that explain the capabilities of the computer software or provide instructions for using the software.

(5) “Detailed manufacturing or process data” means technical data that describe the steps, sequences, and conditions of manufacturing, processing or assembly used by the manufacturer to produce an item or component or to perform a process.

(6) “Developed” means that an item, component, or process exists and is workable. Thus, the item or component must have been constructed or the process practiced. Workability is generally established when the item, component, or process has been analyzed or tested sufficiently to demonstrate to reasonable people skilled in the applicable art that there is a high probability that it will operate as intended. Whether, how much, and what type of analysis or testing is required to establish workability depends on the nature of the item, component, or process, and the state of the art. To be considered “developed,” the item, component, or process need not be at the stage where it could be offered for sale or sold on the commercial market, nor must the item, component, or process be actually reduced to practice within the meaning of Title 35 of the United States Code.

(7) “Developed exclusively at private expense” means development was accomplished entirely with costs charged to indirect cost pools, costs not allocated to a government contract, or any combination thereof.

(i) Private expense determinations should be made at the lowest practicable level.

(ii) Under fixed-price contracts, when total costs are greater than the firm-fixed-price or ceiling price of the contract, the additional development costs necessary to complete development shall not be considered when determining whether development was at government, private, or mixed expense.

(8) “Developed exclusively with government funds” means development was not accomplished exclusively or partially at private expense.

(9) “Developed with mixed funding” means development was accomplished partially with costs charged to indirect cost pools and/or costs not allocated to a government contract, and partially with costs charged directly to a government contract.

(10) “Form, fit, and function data” means technical data that describes the required overall physical, functional, and performance characteristics (along with the qualification requirements, if applicable) of an item, component, or process to the extent necessary to permit identification of physically and functionally interchangeable items.

(11) “Government purpose” means any activity in which the United States Government is a party, including cooperative agreements with international or multi-national defense organizations, or sales or transfers by the United States Government to foreign governments or international organizations. Government purposes include competitive procurement, but do not include the rights to use, modify, reproduce, release, perform, display, or disclose technical data for commercial purposes or authorize others to do so.

(12) “Government purpose rights” means the rights to—

(i) Use, modify, reproduce, release, perform, display, or disclose technical data within the Government without restriction; and

(ii) Release or disclose technical data outside the Government and authorize persons to whom release or disclosure has been made to use, modify, reproduce, release, perform, display, or disclose that data for United States government purposes.

(13) “Limited rights” means the rights to use, modify, reproduce, release, perform, display, or disclose technical data, in whole or in part, within the Government. The Government may not, without the written permission of the party asserting limited rights, release or disclose the technical data outside the Government, use the technical data for manufacture, or authorize the technical data to be used by another party, except that the Government may reproduce, release or disclose such data or authorize the use or reproduction of the data by persons outside the Government if reproduction, release, disclosure, or use is—

(i) Necessary for emergency repair and overhaul; or

(ii) A release or disclosure of technical data (other than detailed manufacturing or process data) to, or use of such data by, a foreign government that is in the interest of the Government and is required for evaluational or informational purposes;

(iii) Subject to a prohibition on the further reproduction, release, disclosure, or use of the technical data; and

(iv) The contractor or subcontractor asserting the restriction is notified of such reproduction, release, disclosure, or use.

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(14) “Technical data” means recorded information, regardless of the form or method of the recording, of a scientific or technical nature (including computer software documentation). The term does not include computer software or data incidental to contract administration, such as financial and/or management information.

(15) “Unlimited rights” means rights to use, modify, reproduce, perform, display, release, or disclose technical data in whole or in part, in any manner, and for any purpose whatsoever, and to have or authorize others to do so.

(b) Rights in technical data. The Contractor grants or shall obtain for the Government the following royalty free, world-wide, nonexclusive, irrevocable license rights in technical data other than computer software documentation (see the Rights in Noncommercial Computer Software and Noncommercial Computer Software Documentation clause of this contract for rights in computer software documentation):

(1) Unlimited rights.

The Government shall have unlimited rights in technical data that are—

(i) Data pertaining to an item, component, or process which has been or will be developed exclusively with Government funds;

(ii) Studies, analyses, test data, or similar data produced for this contract, when the study, analysis, test, or similar work was specified as an element of performance;

(iii) Created exclusively with Government funds in the performance of a contract that does not require the development, manufacture, construction, or production of items, components, or processes;

(iv) Form, fit, and function data;

(v) Necessary for installation, operation, maintenance, or training purposes (other than detailed manufacturing or process data);

(vi) Corrections or changes to technical data furnished to the Contractor by the Government;

(vii) Otherwise publicly available or have been released or disclosed by the Contractor or subcontractor without restrictions on further use, release or disclosure, other than a release or disclosure resulting from the sale, transfer, or other assignment of interest in the technical data to another party or the sale or transfer of some or all of a business entity or its assets to another party;

(viii) Data in which the Government has obtained unlimited rights under another Government contract or as a result of negotiations; or

(ix) Data furnished to the Government, under this or any other Government contract or subcontract thereunder, with—

(A) Government purpose license rights or limited rights and the restrictive condition(s) has/have expired; or

(B) Government purpose rights and the Contractor’s exclusive right to use such data for commercial purposes has expired.

(2) Government purpose rights.

(i) The Government shall have government purpose rights for a five-year period, or such other period as may be negotiated, in technical data—

(A) That pertain to items, components, or processes developed with mixed funding except when the Government is entitled to unlimited rights in such data as provided in paragraphs (b)(ii) and (b)(iv) through (b)(ix) of this clause; or

(B) Created with mixed funding in the performance of a contract that does not require the development, manufacture, construction, or production of items, components, or processes.

(ii) The five-year period, or such other period as may have been negotiated, shall commence upon execution of the contract, subcontract, letter contract (or similar contractual instrument), contract modification, or option exercise that required development of the items, components, or processes or creation of the data described in paragraph (b)(2)(i)(B) of this clause. Upon expiration of the five-year or other negotiated period, the Government shall have unlimited rights in the technical data.

(iii) The Government shall not release or disclose technical data in which it has government purpose rights unless—

(A) Prior to release or disclosure, the intended recipient is subject to the non-disclosure agreement at 227.7103-7 of the Defense Federal Acquisition Regulation Supplement (DFARS); or

(B) The recipient is a Government contractor receiving access to the data for performance of a Government contract that contains the clause at DFARS 252.227-7025, Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends.

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(iv) The Contractor has the exclusive right, including the right to license others, to use technical data in which the Government has obtained government purpose rights under this contract for any commercial purpose during the time period specified in the government purpose rights legend prescribed in paragraph (f)(2) of this clause.

(3) Limited rights.

(i) Except as provided in paragraphs (b)(1)(ii) and (b)(1)(iv) through (b)(1)(ix) of this clause, the Government shall have limited rights in technical data—

(A) Pertaining to items, components, or processes developed exclusively at private expense and marked with the limited rights legend prescribed in paragraph (f) of this clause; or

(B) Created exclusively at private expense in the performance of a contract that does not require the development, manufacture, construction, or production of items, components, or processes.

(ii) The Government shall require a recipient of limited rights data for emergency repair or overhaul to destroy the data and all copies in its possession promptly following completion of the emergency repair/overhaul and to notify the Contractor that the data have been destroyed.

(iii) The Contractor, its subcontractors, and suppliers are not required to provide the Government additional rights to use, modify, reproduce, release, perform, display, or disclose technical data furnished to the Government with limited rights. However, if the Government desires to obtain additional rights in technical data in which it has limited rights, the Contractor agrees to promptly enter into negotiations with the Contracting Officer to determine whether there are acceptable terms for transferring such rights. All technical data in which the Contractor has granted the Government additional rights shall be listed or described in a license agreement made part of the contract. The license shall enumerate the additional rights granted the Government in such data.

(4) Specifically negotiated license rights.

The standard license rights granted to the Government under paragraphs (b)(1) through (b)(3) of this clause, including the period during which the Government shall have government purpose rights in technical data, may be modified by mutual agreement to provide such rights as the parties consider appropriate but shall not provide the Government lesser rights than are enumerated in paragraph (a)(13) of this clause. Any rights so negotiated shall be identified in a license agreement made part of this contract.

(5) Prior government rights.

Technical data that will be delivered, furnished, or otherwise provided to the Government under this contract, in which the Government has previously obtained rights shall be delivered, furnished, or provided with the pre-existing rights, unless—

(i) The parties have agreed otherwise; or

(ii) Any restrictions on the Government’s rights to use, modify, reproduce, release, perform, display, or disclose the data have expired or no longer apply.

(6) Release from liability.

The Contractor agrees to release the Government from liability for any release or disclosure of technical data made in accordance with paragraph (a)(13) or (b)(2)(iii) of this clause, in accordance with the terms of a license negotiated under paragraph (b)(4) of this clause, or by others to whom the recipient has released or disclosed the data and to seek relief solely from the party who has improperly used, modified, reproduced, released, performed, displayed, or disclosed Contractor data marked with restrictive legends.

(c) Contractor rights in technical data. All rights not granted to the Government are retained by the Contractor.

(d) Third party copyrighted data. The Contractor shall not, without the written approval of the Contracting Officer, incorporate any copyrighted data in the technical data to be delivered under this contract unless the Contractor is the copyright owner or has obtained for the Government the license rights necessary to perfect a license or licenses in the deliverable data of the appropriate scope set forth in paragraph (b) of this clause, and has affixed a statement of the license or licenses obtained on behalf of the Government and other persons to the data transmittal document.

(e) Identification and delivery of data to be furnished with restrictions on use, release, or disclosure. (1) This paragraph does not apply to restrictions based solely on copyright.

(2) Except as provided in paragraph (e)(3) of this clause, technical data that the Contractor asserts should be furnished to the Government with restrictions on use, release, or disclosure are identified in an attachment to this contract (the Attachment). The Contractor shall not deliver any data with restrictive markings unless the data are listed on the Attachment.

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(3) In addition to the assertions made in the Attachment, other assertions may be identified after award when based on new information or inadvertent omissions unless the inadvertent omissions would have materially affected the source selection decision. Such identification and assertion shall be submitted to the Contracting Officer as soon as practicable prior to the scheduled date for delivery of the data, in the following format, and signed by an official authorized to contractually obligate the Contractor:

Identification and Assertion of Restrictions on the Government’s Use, Release, or Disclosure of Technical Data.

The Contractor asserts for itself, or the persons identified below, that the Government’s rights to use, release, or disclose the following technical data should be restricted—

Technical data to be furnished with restrictions	Basis for assertion	Asserted rights category	Name of person asserting restrictions
(LIST)	(LIST)	(LIST)	(LIST)
(1)	(2)	(3)	(4)

(1)	If the assertion is applicable to items, components or processes developed at private expense, identify both the data and each such item, component, or process.
(2)	Generally, the development of an item, component, or process at private expense, either exclusively or partially, is the only basis for asserting restrictions on the Government’s rights to use, release, or disclose technical data pertaining to such items, components, or processes. Indicate whether development was exclusively or partially at private expense. If development was not at private expense, enter the specific reason for asserting that the Government’s rights should be restricted.
(3)	Enter asserted rights category (e.g., government purpose license rights from a prior contract, rights in SBIR data generated under another contract, limited or government purpose rights under this or a prior contract, or specifically negotiated licenses).
(4)	Corporation, individual, or other person, as appropriate.

Date

Printed Name and Title
Signature

(End of identification and assertion)

(4) When requested by the Contracting Officer, the Contractor shall provide sufficient information to enable the Contracting Officer to evaluate the Contractor’s assertions. The Contracting Officer reserves the right to add the Contractor’s assertions to the Attachment and validate any listed assertion, at a later date, in accordance with the procedures of the Validation of Restrictive Markings on Technical Data clause of this contract.

(f) Marking requirements. The Contractor, and its subcontractors or suppliers, may only assert restrictions on the Government’s rights to use, modify, reproduce, release, perform, display, or disclose technical data to be delivered under this contract by marking the deliverable data subject to restriction. Except as provided in paragraph (f)(5) of this clause, only the following legends are authorized under this contract: the government purpose rights legend at paragraph (f)(2) of this clause; the limited rights legend at paragraph (f)(3) of this clause; or the special license rights legend at paragraph (f)(4) of this clause; and/or a notice of copyright as prescribed under 17 U.S.C. 401 or 402.

(1) General marking instructions. The Contractor, or its subcontractors or suppliers, shall conspicuously and legibly mark the appropriate legend on all technical data that qualify for such markings. The authorized legends shall be placed on the transmittal document or storage container and, for printed material, each page of the printed material containing technical data for which restrictions are asserted. When only portions of a page of printed material are subject to the asserted restrictions, such portions shall be identified by circling, underscoring, with a note, or other appropriate identifier. Technical data transmitted directly from one computer or computer terminal to another shall contain a notice of asserted restrictions. Reproductions of technical data or any portions thereof subject to asserted restrictions shall also reproduce the asserted restrictions.

(2) Government purpose rights markings. Data delivered or otherwise furnished to the Government purpose rights shall be marked as follows:

Government Purpose Rights

Contract No.

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Contractor Name
Contractor Address
Expiration Date

The Government’s rights to use, modify, reproduce, release, perform, display, or disclose these technical data are restricted by paragraph (b)(2) of the Rights in Technical Data—Noncommercial Items clause contained in the above identified contract. No restr_ictions apply after the expiration date shown above. Any reproduction of technical data or portions thereof marked with this legend must also reproduce the markings.

(End of legend)

(3) Limited rights markings. Data delivered or otherwise furnished to the Government with limited rights shall be marked with the following legend:

Limited Rights
Contract No.
Contractor Name
Contractor Address

The Government’s rights to use, modify, reproduce, release, perform, display, or disclose these technical data are restricted by paragraph (b)(3) of the Rights in Technical Data—Noncommercial Items clause contained in the above identified contract. Any reproduction of technical data or portions thereof marked with this legend must also reproduce the markings. Any person, other than the Government, who has been provided access to such data must promptly notify the above named Contractor.

(End of legend)

(4) Special license rights markings.

(i) Data in which the Government’s rights stem from a specifically negotiated license shall be marked with the following legend:

Special License Rights

The Government’s rights to use, modify, reproduce, release, perform, display, or disclose these data are restricted by Contract No.                          (Insert contract number)                         , License No.                          (Insert license identifier)                         . Any reproduction of technical data or portions thereof marked with this legend must also reproduce the markings.

(End of legend)

(ii) For purposes of this clause, special licenses do not include government purpose license rights acquired under a prior contract (see paragraph (b)(5) of this clause).

(5) Pre-existing data markings. If the terms of a prior contract or license permitted the Contractor to restrict the Government’s rights to use, modify, reproduce, release, perform, display, or disclose technical data deliverable under this contract, and those restrictions are still applicable, the Contractor may mark such data with the appropriate restrictive legend for which the data qualified under the prior contract or license. The marking procedures in paragraph (f)(1) of this clause shall be followed.

(g) Contractor procedures and records. Throughout performance of this contract, the Contractor and its subcontractors or suppliers that will deliver technical data with other than unlimited rights, shall—

(1) Have, maintain, and follow written procedures sufficient to assure that restrictive markings are used only when authorized by the terms of this clause; and

(2) Maintain records sufficient to justify the validity of any restrictive markings on technical data delivered under this contract.

(h) Removal of unjustified and nonconforming markings. (1) Unjustified technical data markings. The rights and obligations of the parties regarding the validation of restrictive markings on technical data furnished or to be furnished under this contract are contained in the Validation of Restrictive Markings on Technical Data clause of this contract. Notwithstanding any provision of this contract concerning inspection and acceptance, the Government may ignore or, at the Contractor’s expense, correct or strike a marking if, in accordance with the procedures in the Validation of Restrictive Markings on Technical Data clause of this contract, a restrictive marking is determined to be unjustified. (2) Nonconforming technical data markings. A nonconforming marking is a marking placed on technical data delivered or otherwise furnished to the Government under this contract that is not in the format authorized by this contract. Correction of nonconforming markings is not subject to the Validation of Restrictive Markings on Technical Data clause of this contract. If the Contracting Officer notifies the Contractor of a nonconforming marking and the Contractor fails to remove or correct such marking within sixty (60) days, the Government may ignore or, at the Contractor’s expense, remove or correct any nonconforming marking.

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(i) Relation to patents. Nothing contained in this clause shall imply a license to the Government under any patent or be construed as affecting the scope of any license or other right otherwise granted to the Government under any patent.

(j) Limitation on charges for rights in technical data.

(1) The Contractor shall not charge to this contract any cost, including, but not limited to, license fees, royalties, or similar charges, for rights in technical data to be delivered under this contract when—

(i) The Government has acquired, by any means, the same or greater rights in the data; or

(ii) The data are available to the public without restrictions.

(2) The limitation in paragraph (j)(1) of this clause—

(i) Includes costs charged by a subcontractor or supplier, at any tier, or costs incurred by the Contractor to acquire rights in subcontractor or supplier technical data, if the subcontractor or supplier has been paid for such rights under any other Government contract or under a license conveying the rights to the Government; and

(ii) Does not include the reasonable costs of reproducing, handling, or mailing the documents or other media in which the technical data will be delivered.

(k) Applicability to subcontractors or suppliers.

(1) The Contractor shall ensure that the rights afforded its subcontractors and suppliers under 10 U.S.C. 2320, 10 U.S.C. 2321, and the identification, assertion, and delivery processes of paragraph (e) of this clause are recognized and protected.

(2) Whenever any technical data for noncommercial items is to be obtained from a subcontractor or supplier for delivery to the Government under this contract, the Contractor shall use this same clause in the subcontract or other contractual instrument, and require its subcontractors or suppliers to do so, without alteration, except to identify the parties. No other clause shall be used to enlarge or diminish the Government’s, the Contractor’s, or a higher-tier subcontractor’s or supplier’s rights in a subcontractor’s or supplier’s technical data.

(3) Technical data required to be delivered by a subcontractor or supplier shall normally be delivered to the next higher-tier contractor, subcontractor, or supplier. However, when there is a requirement in the prime contract for data which may be submitted with other than unlimited rights by a subcontractor or supplier, then said subcontractor or supplier may fulfill its requirement by submitting such data directly to the Government, rather than through a higher-tier contractor, subcontractor, or supplier.

(4) The Contractor and higher-tier subcontractors or suppliers shall not use their power to award contracts as economic leverage to obtain rights in technical data from their subcontractors or suppliers.

(5) In no event shall the Contractor use its obligation to recognize and protect subcontractor or supplier rights in technical data as an excuse for failing to satisfy its contractual obligations to the Government.

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Section J - List of Documents, Exhibits and Other Attachments

Exhibit/Attachment Table of Contents

DOCUMENT TYPE	DESCRIPTION	PAGES	DATE
Exhibit ab	exhibit A & B	23
Exhibit C	Technical data restrictions

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